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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2002


                           PROSPERITY BANCSHARES, Inc.
             (Exact name of registrant as specified in its charter)




         Texas                             0-25051                74-2331986
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


         4295 San Felipe
         Houston, Texas                                           77027
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300

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Item 5. Other Events.

         On August 15, 2002, Prosperity Bancshares, Inc. ("Prosperity") publicly disseminated a press release announcing that it had entered into an Agreement and Plan of Reorganization with First National Bank of Bay City located in Bay City, Texas which provides for, and sets forth the terms and conditions of, the merger of Bay City with and into Prosperity Bank, a wholly-owned subsidiary of Prosperity. The purpose of this Current Report on Form 8-K is to file as Exhibit
99.1 a copy of the Company's press release dated August, 15, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7.  Financial Statements and Exhibit.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         99.1     -        Press Release dated August 15, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PROSPERITY BANCSHARES, INC.


Dated:  August 16, 2002                      By:  /s/ James D. Rollins III
                                                  ------------------------------
                                                  James D. Rollins III
                                                  Senior Vice President



                                  EXHIBIT INDEX

Exhibit
Number                                      Description
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  99.1                              Press Release dated August 15, 2002.


                                       2